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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-49703) of W. R. Grace & Co. of our report dated June 27, 2003 relating to the financial statements of the W. R. Grace & Co. Savings and Investment Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Baltimore, Maryland
June 27, 2003